UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 14, 2008

FOAMEX INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Foamex International Inc. (the “Company”), upon completion of a formal proposal process involving several firms, dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm effective as of August 14, 2008 and approved the engagement of McGladrey & Pullen, LLP (“McGladrey”) as its new independent registered public accounting firm. The approval of McGladrey is subject to McGladrey’s normal client acceptance procedures.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended December 30, 2007 and December 31, 2006 and in the subsequent interim period from December 31, 2007 through and including August 14, 2008, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which disagreements if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their audit reports on the consolidated financial statements for such years.

The audit reports of KPMG on the consolidated financial statements of the Company for the two years ended December 30, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a change in accounting principle, effective January 1, 2006, associated with the adoption of Statement of Financial Accounting Standards No. 123(R), a change in accounting principle effective December 31, 2006 associated with the adoption of Statement of Financial Accounting Standards No. 158 and a change in accounting principle effective January 1, 2006 associated with the adoption of Financial Accounting Standards Board Interpretation No. 47.

During the two fiscal years ended December 30, 2007 and December 31, 2006 and the subsequent interim period from December 31, 2007 to August 14, 2008, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has not consulted with McGladrey during the last two fiscal years ended December 30, 2007 and December 31, 2006 or during the subsequent interim period from December 31, 2007 through and including August 14, 2008, on either the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

The Company has requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made above by the Company. The letter from KPMG is attached as Exhibit 16.

ITEM 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

16	Letter from KPMG LLP re: Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2008

FOAMEX INTERNATIONAL INC.

By:	/s/ Robert M. Larney
Name:	Robert M. Larney
Title:	Executive Vice President and Chief Financial Officer

Exhibits

16	Letter from KPMG LLP re: Change in Certifying Accountant.